UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                             ____________________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported):  April 6, 2004


                             AEGIR VENTURES, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-50141
                           (Commission File Number)

                                     none
                     (I.R.S. Employer Identification No.)

                  244 Fifth Avenue, #W219, New York, NY 10001
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (212) 504-8120

                                      n/a
         (Former name or former address, if changed since last report)



ITEM 1. CHANGE IN CONTROL OF REGISTRANT

       On April 6, 2004, T. Chong Weng ("TC Weng"), the sole shareholder of Aegir Ventures, Inc. ("Aegir," "Company," or "Registrant"), entered into a Share Purchase Agreement with Bio-Bridge Science (Cayman) Corporation ("Bio-Bridge"), pursuant to which Bio-Bridge acquired 2,240,000 shares owned by TC Weng on April 12, 2004 (the "Closing Date"). The total consideration paid by Bio-Bridge for the shares was forty thousand dollars (US$40,000). Bio-Bridge used working capital funds to purchase the shares. Before to this transaction there was no relationship between Bio-Bridge and the Company or TC Weng nor did BioBridge own any securities of the Company. Bio-Bridge now owns 100% of the issued and outstanding shares of the Company. Simultaneously with this transaction, the Board of Directors of the Company nominated MINGJIN YU to the Board of Directors and all former officers and directors resigned. MINGJIN YU was then named President, Secretary and Treasurer of the Company.

       Prior to the sale, the Company had 2,240,000 shares of common stock outstanding.

       Copy of the Share Purchase Agreement reflecting the sale of the 2,240,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

       The following table sets forth, as of April 12, 2004, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

TITLE OF        NAME AND ADDRESS OF                 AMOUNT AND NATURE OF    PERCENT OF
CLASS           BENEFICIAL OWNER (1)                BENEFICIAL OWNERSHIP    CLASS (2)
------------    --------------------------------    --------------------    ----------
Common Stock    Bio-Bridge Science (Cayman)              2,240,000             100%
                Corporation (3)
                Tianzhu Export Processing Zone
                Shunyi District
                Beijing 101312, China

Common Stock    Mingjin Yu (4)                                   0               0%
                Tianzhu Export Processing Zone
                Shunyi District
                Beijing 101312, China

Common Stock    All Officers and Directors as                    0               0%
                a Group (1 person)

   (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
   (2) Based upon 2,240,000 shares issued and outstanding.
   (3) Liang Qiao is the controlling shareholder of Bio-Bridge Science (Cayman) Corporation.
   (4) Mingjin Yu is the President, Secretary, Treasurer and Director of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

1.1Agreement for the Purchase of Common Stock dated as of April 6, 2004, by and between Bio-Bridge Science (Cayman) Corporation and Mr. T. Chong Weng.

99.1 Director Resolutions

99.2 T. Chong Weng Resignation letter




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


AEGIR VENTURES, INC.



By: /s/ Mingjin Yu                            Date: April 12, 2004
-------------------------------
Name:  Mingjin Yu
Title:  President

                                                                    EXHIBIT 1.1

                           SHARE PURCHASE AGREEMENT

       THIS SHARE PURCHASE AGREEMENT made as of the 6th day of April, 2004, by and between:

       T. Chong Weng, President of AEGIR VENTURES, INC., with an address at 244 Fifth Avenue, W219, New York, New York 10001 USA ("SELLER");

       and

       Mingjin Yu, President of BIO-BRIDGE SCIENCE (CAYMAN) CORPORATION, with an address at Tianzhu Export Processing Zone, Shunyi District, Beijing 101312, China ("PURCHASER").

                             W I T N E S S E T H:

       WHEREAS, Seller is the record owner and holder of all the issued and outstanding shares of capital stock of AEGIR VENTURES, INC., a Delaware corporation ("Corporation"), which Corporation has issued capital stock of 2,240,000 shares of common stock at $.0001 par value ("Shares"), as more fully described in the attached Exhibit A.

       WHEREAS, Purchaser desires to purchase the Shares from Seller and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and sale of the Corporation's Shares, it is hereby agreed, as follows:

       1.0 Transfer of Shares.

       SELLER hereby sells and transfers all of his issued and outstanding shares of common stock of the Corporation, which consist of 2,240,000 shares of common stock of the Corporation, to PURCHASER in consideration of FORTY THOUSAND AND 00/100 DOLLARS (US$40,000.00). The closing of this transaction shall take place in the following:

       (a)Upon the signing of this Agreement by both parties hereto, PURCHASER shall, within one (1) business day, wire transfer a sum of US$10,000.00 (the "Initial Amount") to SELLER's designated account.

       (b)Upon receipt of the Initial Amount specified in clause (a) above, SELLER shall immediately, and in any event within five (5) business days, do all of the following:

             (i) file Form 8-K with Securities and Exchange Commission with respect to the transfer of stock contemplated hereby; and

             (ii) deliver each of the following documents to May Y. Hao, PURCHASER's attorney, at MayGlobe Law Firm, 70 W. Huron Street, Suite 1302 Chicago, IL 60610, USA: (A) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the PURCHASER or accompanied by appropriate stock powers, (B) the original of the Certificate of Incorporation and bylaws, (C) all corporate books and records (including all accounting records and SEC filings); and (D) written resignations of incumbent directors and officers of the Corporation.

       (c)Upon receipt of written evidence of SELLER's successful filing of Form 8-K with SEC and receipt of the documents described in clause
          (ii) above, PURCHASER's attorney shall verify that such documents and information are complete and satisfactory. If PURCHASER's attorney confirms that such documents and information are complete and satisfactory, PURCHASER shall immediately wire transfer the remaining amount of $30,000.00 to SELLER's account described in clause (a) above.

       2.0 Representations and Warranties of SELLER.

       SELLER hereby represents and warrants to PURCHASER that:

       2.1 Due Organization. The Corporation is duly organized, validly existing and in good standing under the laws of the state of Delaware. The Corporation does not have any subsidiary or affiliated entity.

       2.2 Authority. SELLER has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by SELLER and constitutes a valid and binding instrument, enforceable in accordance with its terms.

       2.3 Compliance with Other Instruments. The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in any breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which SELLER is a party or by which SELLER is bound.

       2.4 Title to SELLER'S shares in the Corporation. SELLER is the legal and beneficial owner of all of the shares of common stock of the Corporation held by it and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances.

       2.5. Capital Stocks. The authorized capital stock of the Corporation consists of 100,000,000 shares of common stock, par value $.0001, of which 2,240,000 common shares are issued and outstanding, and 20,000,000 share of preferred stock, of which no shares are issued and outstanding. As of the Closing Date there will be not any outstanding warrants, options or other agreements pursuant to which the Corporation is obligated to issue any additional shares of common stock or any of its securities of any kind.

       2.6 SEC Filings. SELLER has timely filed all filings required to be filed by SEC and all filings with SEC are true and accurate in all material aspects. Since the last Financial Statements filed with SEC there has no material changes with respect to the management, business operations or financial conditions of the Corporation.

       2.7 No Business Operations. Since its incorporation, the Corporation has not engaged in any business operations, or borrow any money or assume any liability, or subject to any liens, liability, claim, obligation or other indebtness, whether direct or indirect, absolute or contingent.

       2.8 Exhibit A. Exhibit A is hereby incorporated in its entirety and constitutes the true and accurate statements of SELLER hereunder.

       3.0 Representations and Warranties of PURCHASER. PURCHASER hereby unconditionally represents and warrants to SELLER that:

       3.1 Authority. PURCHASER has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by PURCHASER and constitutes a valid and binding instrument, enforceable in accordance with its terms.

       3.2 Compliance with Other Instruments. The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which PURCHASER is a party or by which PURCHASER is bound.

       3.3 Rule 144 Restrictions. PURCHASER hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       4.0 Notices. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein.

       5.0 Governing Law. This Agreement shall be interpreted and governed in accordance with the laws of the State of New York.

       6.0 Severability. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       7.0 Entire Agreement. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       8.0 Invalidity. If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or affect any other clause, Paragraph, section or part of this Agreement.

       9.0 Gender and Number. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.

       10.0 Amendments. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       11.0 No Assignments. Neither party may assign nor delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party.



                               [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.



                                 By: /s/ T. Chong Weng
                                 ---------------------------------------
                                 Name:  T. Chong Weng, President,




                                 By: /s/ Mingjin Yu
                                 ---------------------------------------
                                 Name:  Mingjin Yu, President
                                 Bio-Bridge Science (Cayman) Corporation

                                   EXHIBIT A

                             AEGIR VENTURES, INC.
                            A DELAWARE CORPORATION

CORPORATE INFORMATION

Legal Name of Public Shell                Aegir Ventures, Inc..
Federal I.D. Number                       To be applied.
S.E.C. FILE / CIK Numbers:                000-50141 / 0001210617
S.E.C Reporting Status                    Public reporting Company; current in all SEC filings to date.
S.E.C. Form 10-SB Effective Date          March  2003 (no further comments)
State of Incorporation, Date of Formation State of Delaware on July 16, 2002
Net Equity                                -0-
Underwriter                               Self

STOCK INFORMATION

Classes of Stock            Common Stock, $.0001 par value; Preferred Stock, $.0001 par value
Authorized Shares           100,000,000 Common Shares; 20,000,000 Preferred Shares
Issued and Outstanding      2,240,000 Common Shares; 0 Preferred Shares
Shares
Number of "Control Shares"  2,240,000 Common Shares (100%)
available:
Warrants and Options        None
Outstanding:
OTC Trading Symbol          15c2-11 (Form 211) to be filed with NASD through sponsoring market maker after business combination is completed.
Market Makers               To be selected.
Transfer Agent and          The Company currently acts as its own transfer agent and registrar.
Registrar

                                                                   EXHIBIT 99.1

                           UNANIMOUS WRITTEN CONSENT
                         BY THE BOARD OF DIRECTORS OF
                             AEGIR VENTURES, INC.
                             IN LIEU OF A MEETING

       Pursuant to the Delaware General Corporation Law, as amended, which provides that any action required to be taken at a meeting of the board of directors of a Delaware corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors, the undersigned, being all of the directors of AEGIR VENTURES, INC., a Delaware corporation (the "Corporation"), do hereby waive any and all notices that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby take, ratify, affirm, and approve the following actions:

       RESOLVED, that the number of board seats is hereby increased to two (2), and MINGJIN YU is hereby appointed as a Director of the Corporation to fill the newly created board seat, to hold such office until the next annual meeting of shareholders;

       RESOLVED, that the resignation of T. CHONG WENG as sole Officer and Director of the Corporation is hereby accepted, and the number of board seats is hereby decreased to one (1);

       RESOLVED, that MINGJIN YU is hereby appointed as President, Secretary, and Treasurer of the Corporation;

       RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

       The undersigned, being all of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 12th of April 2004, notwithstanding the actual date of the signing.


                                       /s/ T. Chong Weng
                                       -------------------------------
                                       T. Chong Weng



                                       /s/ Mingjin Yu
                                       -------------------------------
                                       Mingjin Yu

       I, Mingjin Yu, hereby accept my appointment as Director, President, Secretary, and Treasurer of Aegir Ventures, Inc., a Delaware corporation.


/s/ Mingjin Yu
-------------------------------
Mingjin Yu



       I, T. Chong Weng, hereby resign as Director and Officer of Aegir Ventures, Inc., a Delaware corporation, effective the 12th day of April 2004, and hereby waive and renounce any claim against said corporation, including any claim for accrued but unpaid wages, severance, compensation or benefits.


/s/ T. Chong Weng
-------------------------------
T. Chong Weng

                                                                   EXHIBIT 99.2

                                 T. Chong Weng
                            244 Fifth Avenue, W219
                       New York, New York 10001-7604 USA


April 12, 2004

Mingjin Yu, President
Bio-Bridge Science (Cayman) Corporation
Tianzhu Export Processing Zone
Shunyi District
Beijing 101312, China

Dear Yu:

Effective immediately, I am resigning as Director, President, Secretary and Treasurer of Aegir Ventures, Inc., a Delaware corporation (the "Registrant").

My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Yours Very Truly,



/s/ T. Chong Weng
-------------------------------
T. Chong Weng